                                                                    EXHIBIT 99.1



                                     CONFIDENTIAL
                                     ------------



                     MAIDENFORM WORLDWIDE, INC. AND SUBSIDIARIES


                      SEPTEMBER 1998 FINANCIAL REPORTING PACKAGE

                     SEPTEMBER 1998 FINANCIAL REPORTING PACKAGE

                                      CONTENTS




Schedule                                                                    Page
--------                                                                    ----
September 1998 Month
       - Income Statement                                                      1
       - Balance Sheet                                                         2
       - Cash Flow Statement                                                   3

September 1998 YTD
       - Income Statement                                                      4
       - Cash Flow Statement                                                   5

                    MAIDENFORM WORLDWIDE, INC. AND SUBSIDIARIES
                       SEPTEMBER 1998 MONTH INCOME STATEMENT
                                     UNAUDITED
                                   (in thousands)


                                                                         ACTUAL
                                                                        --------
Net sales
  Wholesale                                                             $15,788
  Retail                                                                  5,121
                                                                        -------
  Total                                                                  20,909

Cost of sales                                                            13,995
                                                                        -------

Gross profit                                                              6,914
  %                                                                       33.1%

Operating expenses
  Design                                                                    346
  General and administrative                                              1,543
  Advertising                                                               179
  Coop - advertising                                                        448
  Selling                                                                 1,455
  Selling - Retail                                                        1,865
  Distribution                                                              972
                                                                        -------
Total                                                                     6,808

Income (Loss) before
  interest and taxes (EBIT)                                                 106

Interest expense                                                            479
Reorganization cost                                                          51
                                                                        -------
Pretax loss                                                                (424)

Taxes                                                                        31

                                                                        -------
Net loss                                                                $  (455)
                                                                        =======


EBIT                                                                    $   106

Depreciation                                                                360
                                                                        -------

EBITDAR                                                                 $   466
                                                                        =======



                                         (1)

                    MAIDENFORM WORLDWIDE, INC. AND SUBSIDIARIES
                      BALANCE SHEETS FOR THE PERIODS INDICATED
                                     UNAUDITED
                                   (in thousands)


                                                                    AS OF
                                                             SEPTEMBER 29, 1998
                                                             ------------------

                                                                    ACTUAL
                                                                  ----------
ASSETS
Current assets
Cash and cash equivalents                                         $   4,012
  Accounts receivable, net                                           23,676
  Inventories, net                                                   64,205
  Other current assets                                                2,687
  Insurance receivable                                                3,048
                                                                  ---------
     Total current assets                                            97,628
Property, plant & equipment, net                                     32,517
Other assets                                                          4,401
                                                                  ---------
  TOTAL ASSETS                                                    $ 134,546
                                                                  =========

LIABILITIES
Current liabilities
  Liabilities not subject to compromise
    Current Liabilities:
     Accounts payable                                             $   8,718
     Accrued expenses                                                13,900
     Cash collateral loan                                            29,637
     Revolver                                                         9,613
                                                                  ---------
       Total current liabilities                                     61,868
  Liabilities subject to compromise                                 215,843
  Other liabilities                                                     591
                                                                  ---------
  TOTAL LIABILITIES                                                 278,302
                                                                  ---------

EQUITY
Stock                                                                     5
Paid in capital                                                      40,899
Accumulated deficit                                                (173,178)
Year to date loss                                                   (11,482)
                                                                  ---------
  TOTAL  DEFICIT                                                   (143,756)

                                                                  ---------
  TOTAL LIABILITIES AND DEFICIT                                   $ 134,546
                                                                  =========



                                         (2)

                     MAIDENFORM WORLDWIDE, INC. & SUBSIDIARIES
                    SEPTEMBER 1998 MONTH STATEMENT OF CASH FLOWS
                                     UNAUDITED
                                   (in thousands)


                                                                        ACTUAL
                                                                        ------
OPERATING ACTIVITIES

Net loss                                                                $ (455)
Adjustments to reconcile net loss to net cash
  used in operating activities:
  Depreciation and amortization                                            360
  Changes in operating assets and liabilities:
   (Increase) decrease in accounts receivable                             (556)
   Decrease in inventories                                               1,516
   Increase in prepaid expenses and other assets                           (24)
   Increase in insurance receivable                                       (684)
   Decrease in accounts payable, accrued expenses, taxes and sundry
    liabilities                                                           (710)
                                                                        ------
Net cash (used in) provided by operating activities                       (553)
                                                                        ------


INVESTING ACTIVITIES
Additions for Vallodolid expansion                                        (151)
Additions to property, plant and equipment (Net)                          (351)
                                                                        ------
Net cash used in investing activities                                     (502)
                                                                        ------

FINANCING ACTIVITIES
Net borrowings (repayments) under revolving credit loan                    629
                                                                        ------
Net cash provided by (used in) financing activities                        629
                                                                        ------

Decrease in cash                                                          (426)
Cash at beginning of period                                              4,438
                                                                        ------
Cash at end of period                                                   $4,012
                                                                        ======



                                         (3)

                    MAIDENFORM WORLDWIDE, INC. AND SUBSIDIARIES
                        SEPTEMBER 1998 YTD INCOME STATEMENT
                                     UNAUDITED
                                   (in thousands)


                                                                       ACTUAL
                                                                     ----------
Net sales
  Wholesale                                                           $119,795
  Retail                                                                40,421
                                                                      --------
  Total                                                                160,216

Cost of sales                                                          110,240
                                                                      --------

Gross profit                                                            49,976
  %                                                                      31.2%

Operating expenses
  Design                                                                 3,022
  General and administrative                                            12,757
  Advertising                                                            1,206
  Coop - advertising                                                     3,625
  Selling                                                               10,528
  Selling - Retail                                                      15,096
  Distribution                                                           8,807
                                                                      --------
  Total                                                                 55,041
                                                                      --------

Loss before
  interest and taxes (EBIT)                                             (5,065)

Interest expense                                                         3,969
Reorganization cost                                                      2,059
                                                                      --------
Pretax loss                                                            (11,093)

Taxes                                                                      389

                                                                      --------
Net loss                                                              $(11,482)
                                                                      ========


EBIT                                                                  $ (5,065)

Depreciation                                                             3,601
                                                                      --------

EBITDAR                                                               $ (1,464)
                                                                      ========



                                         (4)

                     MAIDENFORM WORLDWIDE, INC. & SUBSIDIARIES
                     SEPTEMBER 1998 YTD STATEMENT OF CASH FLOWS
                                     UNAUDITED
                                   (in thousands)


                                                                       ACTUAL
                                                                     ----------
OPERATING ACTIVITIES

Net loss                                                              $(11,482)
Adjustments to reconcile net loss to net cash used in

  operating activities:

  Depreciation and amortization                                          3,601
  Changes in operating assets and liabilities:

  Increase in accounts receivable                                       (6,727)
  Decrease in inventories                                                6,197
  Decrease in prepaid expenses and other assets                          1,739
  Increase in insurance receivable                                      (3,048)
  Increase (decrease) in accounts payable, accrued expenses, taxes
   and sundry liabilities                                                3,880
                                                                      --------
Net cash used in operating activities                                   (5,840)
                                                                      --------


INVESTING ACTIVITIES
Additions for Vallodolid expansion                                        (451)
Assets lost in Higuey fire, included in insurance receivable above         731
Additions to property, plant and equipment (Net)                        (2,252)
                                                                      --------
Net cash used in investing activities                                   (1,972)
                                                                      --------

FINANCING ACTIVITIES
Net borrowings under revolving credit loan                               4,723
                                                                      --------
Net cash provided by financing activities                                4,723
                                                                      --------

Decrease in cash                                                        (3,089)
Cash and Cash Equivalents at beginning of year                           7,101
                                                                      --------
Cash and Cash Equivalents at end of period                            $  4,012
                                                                      ========



                                         (5)